UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2001

CENTURYTEL, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 CenturyTel Drive
Monroe, Louisiana 71203
(Address of principal executive offices) (Zip Code)

(318) 388-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

        (A)        Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on August 17, 2001.

          (B)        Attached hereto as Exhibit 99.2 is a letter sent by the Chief Executive Officer of the Registrant to Scott T. Ford, President and Chief Operating Officer of ALLTEL Corporation, on August 10, 2001.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURYTEL, INC.
August 17, 2001	/s/ Neil A. Sweasy
Neil A. Sweasy Vice President and Controller